EXHIBIT 10.41(a)

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED ADMINISTRATION AGREEMENT

This FIRST AMENDMENT (this “Amendment”), dated as of August 16, 2013, amends the Second Amended and Restated Administration Agreement, dated as of June 3, 2004 (the “Administration Agreement”), among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC (formerly known as Cendant Rental Car Funding (AESOP) LLC), a Delaware limited liability company (“ABRCF”), AESOP LEASING L.P., a Delaware limited partnership (“AESOP Leasing”), AESOP LEASING CORP. II, a Delaware corporation (“AESOP Leasing II”), AVIS RENT A CAR SYSTEM, LLC (formerly known as Avis Rent A Car System, Inc.), a Delaware limited liability company (“ARAC”), BUDGET RENT A CAR SYSTEM, INC., a Delaware corporation (“BRAC”) and AVIS BUDGET CAR RENTAL, LLC (formerly known as Cendant Car Rental Group, Inc.), a Delaware limited liability company (the “Administrator”). Unless otherwise specified herein, capitalized terms used herein shall have the meanings ascribed to such terms in (i) the Definitions List attached as Schedule I to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, (as amended to date, the “Base Indenture”), between ABRCF, as issuer, and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The Bank of New York), as trustee (the “Trustee”), as such Definitions List may from time to time be amended in accordance with the terms of the Base Indenture, or (ii) the Administration Agreement, as applicable.
W I T N E S S E T H:
WHEREAS, pursuant to Section 16 of the Administration Agreement, the Administration Agreement may be amended with an agreement in writing signed by ABRCF, AESOP Leasing, AESOP Leasing II, the Administrator and the Trustee and consented to in writing by the Requisite Investors;
WHEREAS, pursuant to Section 12.2 of the Base Indenture, the Administration Agreement may be amended with the written consent of ABRCF, the Trustee, any applicable Enhancement Provider, and the Requisite Investors;
WHEREAS, the parties desire to amend the Administration Agreement to subject to certain restrictions, allow the Certificates of Title relating to the Vehicles to be held at any titling service; and
WHEREAS, ABRCF has requested the Trustee, each applicable Enhancement Provider and the Requisite Investors to consent, and the Trustee, each applicable Enhancement Provider and the Requisite Investors have consented, to the amendment of certain provisions of the Administration Agreement as set forth herein;
NOW, THEREFORE, it is agreed:
1.Section 2(b)(ii) of the Administration Agreement is hereby amended by deleting clause (y) thereof and inserting the following text in lieu therof:

“(y) any other titling service, acting as agent for the Administrator, so long as notice is provided to the Noteholders and the Rating Agency Consent Condition is satisfied with respect to the possession of the Certificates of Title by such titling service.”
2.This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Administration Agreement.
3.This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which each of the following has occurred: (i) each of the parties hereto shall have executed and delivered this Amendment to the Trustee, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment and (iii) the Requisite Investors, the Trustee, ABRCF and, for any applicable Series of Notes, each applicable Enhancement Provider, shall have consented hereto.
4.From and after the Amendment Effective Date, all references to the Administration Agreement shall be deemed to be references to the Administration Agreement as amended hereby.
5.This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.
6.THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC

By:	/s/ David Calabria
Name: David Calabria
Title: Vice President, Assistant Secretary & Assistant Treasurer

AESOP LEASING L.P.

By:	AESOP LEASING CORP., its general partner

By:	/s/ David Calabria
Name: David Calabria
Title: Vice President and Assistant Treasurer

AESOP LEASING CORP. II

By:	/s/ David Calabria
Name: David Calabria
Title: Vice President and Assistant Treasurer

AVIS BUDGET RENTAL CAR, LLC

By:	/s/ David Calabria
Name: David Calabria
Title: Assistant Treasurer

Acknowledged and consented to:

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

By:	David H. Hill
Name: David H. Hill Title: Vice President

NEWYORK 8781688 (2K) First Amendment to 2nd A&R Administration Agreement	2